TAXES BASED ON INCOME	12 Months Ended
Dec. 29, 2018
TAXES BASED ON INCOME
TAXES BASED ON INCOME

NOTE 14. TAXES BASED ON INCOME

Taxes based on income were as follows:

(In millions)	2018	2017	2016

Current:
U.S. federal tax	$(19.7)	$47.0	$10.1
State taxes	.8	.2	.6
International taxes	134.3	111.0	77.3

	115.4	158.2	88.0

Deferred:
U.S. federal tax	(6.3)	134.8	64.4
State taxes	2.3	(3.7)	(3.0)
International taxes	(26.0)	18.4	7.0

	(30.0)	149.5	68.4

Provision for income taxes	$85.4	$307.7	$156.4

        The principal items accounting for the difference between taxes computed at the U.S. federal statutory rate and taxes recorded were as follows:

(In millions)	2018	2017	2016

Computed tax provision at U.S. federal statutory rate	$116.5	$206.7	$167.0
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	3.9	(3.2)	2.2
Tax Cuts and Jobs Act(1)	(34.7)	172.0	–
Foreign earnings taxed at different rates(2)	13.0	(40.2)	27.0
Excess tax benefits associated with stock-based payments(3)	(7.7)	(16.0)	–
Valuation allowance	10.7	(1.4)	(11.9)
Corporate-owned life insurance	(3.8)	(6.7)	(4.3)
U.S. federal research and development tax credits	(6.1)	(4.9)	(2.9)
Tax contingencies and audit settlements	(11.9)	(1.9)	(20.7)
Other items, net	5.5	3.3	–

Provision for income taxes	$85.4	$307.7	$156.4

(1)

During 2018 and 2017, we recognized a net tax benefit of $34.7 million and a net tax charge of $172 million, respectively, as a result of the TCJA. These amounts included the direct impacts of the TCJA following the guidance of SAB 118, including items that would otherwise be separately disclosed as state taxes, net of federal tax benefit, tax effects of foreign earnings taxed at different rates, tax contingencies and audit settlements, and other items, net.

(2)	Included in 2018 are certain U.S. international tax provisions imposed by the TCJA; all years included foreign earnings taxed in the U.S., net of credits.
(3)

During 2018 and 2017, we recognized tax benefits of $7.7 million and $16 million as a result of our adoption in 2017 of the accounting guidance update related to stock-based payments. We expect future excess tax benefits to vary based on our future stock-based payments. These excess tax benefits may cause variability in our effective tax rate as they can fluctuate based on vesting and exercise activity, as well as our stock price.

        Income before taxes from our U.S. and international operations was as follows:

(In millions)	2018	2017	2016

U.S.	$(7.3)	$49.0	$17.9
International	562.1	540.5	459.2

Income before taxes	$554.8	$589.5	$477.1

        The effective tax rate was 15.4%, 52.2%, and 32.8% for fiscal years 2018, 2017, and 2016, respectively.

        The 2018 effective tax rate included measurement period adjustments to our 2017 provisional amount related to the TCJA in accordance with guidance provided under SEC Staff Accounting Bulletin No. 118 ("SAB 118"). In 2018, we adjusted our 2017 provisional amount by recognizing a net tax benefit of $34.7 million. This amount primarily included: (i) $39.6 million tax benefit related to the remeasurement of the net deferred tax asset from cash contributions to the ADPP and realized foreign currency loss, both of which resulted from our decision to accelerate the related deductions on our 2017 U.S. federal income tax return; (ii) $3.6 million of tax charges for changes in our indefinite reinvestment assertions related to our investments in certain foreign subsidiaries after information required to make such determinations was obtained; (iii) $9.5 million of tax charge for adjustments made to the one-time transition tax, primarily due to a change in our filing position and to reflect regulatory and administrative guidance subsequently issued by the Internal Revenue Service ("IRS") and certain state taxing authorities; and (iv) $9.4 million of tax benefit from releasing a previously recorded uncertain tax position after the position was not taken on our 2017 U.S. federal income tax return.

        The 2018 effective tax rate also included net tax charges related to: (i) the effects of certain U.S. international tax provisions imposed by the TCJA, including $16 million of tax charge on Global Intangible Low-taxed Income ("GILTI") and $9 million of tax charge on Base Erosion Antiabuse Tax ("BEAT") partially offset by $2 million of tax benefit on Foreign Derived Intangible Income ("FDII"); (ii) $7.9 million of tax charges for foreign withholding taxes on our current year earnings; (iii) $8.8 million of tax benefit, including previously accrued interest and penalties, primarily from our changes in our judgment about tax filing positions due to the effective settlement of our German tax audit for tax years 2006-2010; and (iv) $8 million of tax benefit from decreases in certain tax reserves, including interest and penalties, as a result of closing tax years.

        Additionally, the 2018 effective tax rate was not significantly impacted by the $10.7 million increase in valuation allowance primarily due to the offsetting effects from changes in deferred taxes and uncertain tax positions.

        During 2018, after our adoption of the accounting guidance update related to intra-entity transfers of assets other than inventory, certain foreign owned intellectual property was transferred between our foreign subsidiaries. Refer to Note 1, "Summary of Significant Accounting Policies," for more information. Accordingly, we recognized a net discrete tax benefit of $31 million primarily due to the recognition of a deferred tax asset in a higher tax rate jurisdiction, partially offset by a taxable gain recognized in a lower effective tax rate jurisdiction.

        The 2017 effective tax rate included: (i) $172 million of net tax charge related to the enactment of the TCJA; (ii) $5.1 million of tax benefit from the release of valuation allowance on certain state deferred tax assets; (iii) $4.2 million of tax benefit, including previously accrued interest and penalties, from effective settlements and changes in our judgment about tax filing positions as a result of new information; and (iv) $4.4 million of tax benefit from decreases in certain tax reserves, including interest and penalties, as a result of closing tax years.

        The 2016 effective tax rate included: (i) $7.6 million of tax charge associated with the cost to repatriate current earnings of certain foreign subsidiaries; (ii) $46.3 million of tax charge related to U.S. income and foreign withholding taxes resulting from changes in indefinite reinvestment assertions on certain foreign earnings and profits; (iii) $16.8 million of tax benefit resulting from settlements of certain foreign audits; (iv) $5.4 million of tax benefit resulting from expirations of statutes of limitations; (v) $6.7 million of tax benefit from the release of valuation allowances against certain deferred tax assets in a foreign jurisdiction associated with a structural simplification approved by the tax authority; (vi) $3.6 million of tax benefit from the release of valuation allowances on certain state deferred tax assets; and (vii) $8.4 million of tax charge from deferred tax adjustments resulting from tax rate changes in certain foreign jurisdictions.

        We assess the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use existing deferred tax assets. On the basis of our assessment, we record valuation allowances only with respect to the portion of the deferred tax asset that is more likely than not to be realized. Our assessment of the future realizability of our deferred tax assets relies heavily on our forecasted earnings in certain jurisdictions, and such forecasted earnings are determined by the manner in which we operate our business. Any changes to our operations may affect our assessment of deferred tax assets considered realizable if the positive evidence no longer outweighs the negative evidence.

U.S. Tax Reform

        The TCJA enacted in the U.S. in December 2017 significantly changed U.S. corporate income taxation by, among other things, reducing the federal corporate income tax rates to 21%, implementing a modified territorial tax system prospectively by providing a dividend received deduction on certain dividends from our foreign subsidiaries, loss of domestic manufacturing deductions, and limitations on the deductibility of our executive compensation and interest expense, and imposing a one-time transition tax through a deemed repatriation of accumulated untaxed earnings and profits of foreign subsidiaries.

        In 2017, we included a provisional amount of $172 million as the estimated impact of the TCJA in our results for the fourth quarter and full year 2017. This provisional amount included expenses of $147 million related to the estimated transition tax, $49.2 million resulting from the estimated remeasurement of net U.S. deferred tax assets at the lower corporate income tax rate, a $9.3 million reserve related to potential uncertainties of our accumulated tax attributes that were used in our estimated transition tax calculation, $5.3 million from the estimated reduction of previously recognized U.S. deferred tax assets that we no longer anticipated to benefit from due to changes in the future deductibility of executive compensation, partially offset by a net benefit of $38.8 million, primarily from the reversal of the deferred tax liability that we previously recorded for future tax costs associated with repatriations of certain foreign earnings and profits that we considered not to be indefinitely reinvested.

        As of December 29, 2018, we have completed our accounting for the income tax effects of the TCJA following the guidance of SAB 118. Specifically, we have adjusted our provisional amount previously recorded primarily related to (i) the transition tax, reflecting subsequent regulatory and administrative guidance and the finalization of our foreign earnings and profits as well as taxes, (ii) the remeasurement of deferred taxes as a result of our decision to accelerate certain deductions in conjunction with the completion of our 2017 U.S. federal income tax return; and (iii) an incremental accrual for foreign withholding taxes associated with changes in our indefinite reinvestment assertions after information required to make such determination was obtained.

        The FASB guidance states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred. We have made an accounting policy election to account for taxes on GILTI as period costs.

        Additionally, we have reevaluated our previous indefinite reinvestment assertions and, as of December 29, 2018, we no longer considered any of our foreign earnings in our foreign subsidiaries to be indefinitely reinvested. We recorded a tax charge of $3.6 million as a result of this change in assertion, which was included in our adjustment to our TCJA provisional amount.

Deferred Income Taxes

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2018	2017

Accrued expenses not currently deductible	$18.4	$19.9
Net operating losses	166.4	185.9
Tax credit carryforwards	69.0	14.0
Stock-based compensation	12.4	18.0
Pension and other postretirement benefits	81.3	140.9
Inventory reserves	6.7	6.5
Unrealized foreign currency losses(1)	–	14.9
Other assets	11.8	17.3
Valuation allowance	(71.8)	(63.4)

Total deferred tax assets(2)	294.2	354.0

Depreciation and amortization	(38.7)	(95.3)
Repatriation accrual	(21.3)	(27.7)
Foreign operating loss recapture	(56.5)	(65.9)
Other liabilities	(9.5)	(8.8)

Total deferred tax liabilities(2)	(126.0)	(197.7)

Total net deferred tax assets	$168.2	$156.3

(1)

Primarily reflect the unrealized foreign currency losses related to our net investment hedge described in Note 5, "Financial Instruments." There were no deferred taxes at the end of 2018 due to the conformity of the accounting treatment between financial reporting and tax after a mark-to-market tax treatment was elected for certain fair value adjustments on our 2017 U.S. federal income tax return filed in 2018.

(2)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.

        Net operating loss carryforwards of foreign subsidiaries at December 29, 2018 and December 30, 2017 were $538.4 million and $633.7 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at December 29, 2018 and December 30, 2017 totaled $69 million and $14 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions) Year of Expiry	Net Operating Losses(1)	Tax Credits

2019	$4.9	$.3
2020	5.2	14.5
2021	3.9	.4
2022	9.0	9.7
2023	6.2	5.0
2024 - 2038	6.3	30.4
Indefinite life/no expiry	502.9	8.7

Total	$538.4	$69.0

(1)	Net operating losses are presented before tax effect and valuation allowance.

        Based on current projections, certain indefinite-lived foreign net operating losses may take decades to be fully utilized.

        At December 29, 2018, we had net operating loss carryforwards in certain state jurisdictions of $634.6 million before tax effect. Based on our current ability to generate state taxable income, it is more likely than not that the majority of these carryforwards will not be realized before they expire. Accordingly, a valuation allowance has been recorded on $591.3 million of the carryforwards.

        As of December 29, 2018, our provision for income taxes did not materially benefit from applicable tax holidays in foreign jurisdictions.

Unrecognized Tax Benefits

        As of December 29, 2018, our unrecognized tax benefits totaled $80.8 million, $72.2 million of which, if recognized, would reduce our annual effective income tax rate. As of December 30, 2017, our unrecognized tax benefits totaled $108.7 million, $83.9 million of which, if recognized, would reduce our annual effective income tax rate.

        Where applicable, we record potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. As a result, we recognized $.5 million of tax charge, $1.5 million of tax charge, and $3.1 million of tax benefit in the Consolidated Statements of Income in 2018, 2017, and 2016, respectively. We have accrued $25.0 million and $25.8 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 29, 2018 and December 30, 2017, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2018	2017

Balance at beginning of year	$108.7	$89.5
Additions for tax positions of the current year	11.5	14.1
Additions (reductions) for tax positions of prior years	(23.1)	3.0
Settlements with tax authorities	(6.6)	(1.6)
Expirations of statutes of limitations	(5.9)	(2.7)
Changes due to translation of foreign currencies	(3.8)	6.4

Balance at end of year	$80.8	$108.7

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of the relevant risks, facts, and circumstances existing at the time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2018 Consolidated Financial Statements are being issued, we and our U.S. subsidiaries have completed the IRS' Compliance Assurance Process Program through 2016. We are subject to routine tax examinations in other jurisdictions. With some exceptions, we and our subsidiaries are no longer subject to income tax examinations by tax authorities for years prior to 2007.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $14 million, primarily as a result of audit settlements and closing tax years.